UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): December 15, 2007

                                  Innovex, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 ----------------------------------------------
                 (State Or Other Jurisdiction Of Incorporation)


               000-13143                                  41-1223933
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        (Commission File Number)            (I.R.S. Employer Identification No.)

     3033 Campus Drive, Suite E180
              Plymouth, MN                                  55441
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(Address Of Principal Executive Offices)                  (Zip Code)


                                 (763) 383-4000
              ----------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1-4 through 6-8 are not applicable and therefore omitted.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Effective December 15, 2007, Terry Dauenhauer was elected President and Chief Executive Officer of Innovex, Inc. (the "Company.") William P. Murnane will cease serving as the Company's President and Chief Executive Officer as of December 15, 2007 but will continue to serve as the Chairman of the Company's Board of Directors.

     E. Thomas Atchison, Innovex's Vice President and Managing Director of Innovex Thailand, has entered into an Employment Separation Agreement with the Company effective 15 days following December 6, 2007, the date the agreement was signed. Under the Agreement, Mr. Atchison's last day of employment with the Company will be December 31, 2007. Mr. Atchison will receive a severance payment of $51,500 equal to three months base salary following his last day of employment.

ITEM 9.01 Financial Statements And Exhibits.

Exhibit No.      Description
-----------      ---------------------------------------------------------------
99.1             Employment Separation Agreement by and between Tom Atchison and
                 Innovex, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     INNOVEX, INC.

                                                     By: /s/ Douglas W. Keller
                                                         -----------------------
                                                         Douglas W. Keller
                                                         Vice President, Finance

Date: December 19, 2007